Exhibit 99.2

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change
Net revenues
Institutional Securities	$5,023	$5,113	$4,929	(2%)	2%	$15,332	$16,743	(8%)
Wealth Management	4,358	4,408	4,399	(1%)	(1%)	13,155	13,098	--
Investment Management	764	839	653	(9%)	17%	2,407	2,062	17%
Intersegment Eliminations	(113)	(116)	(109)	3%	(4%)	(332)	(344)	3%
Net revenues	$10,032	$10,244	$9,872	(2%)	2%	$30,562	$31,559	(3%)

Non-interest expenses
Institutional Securities	$3,716	$3,650	$3,373	2%	10%	$10,967	$11,263	(3%)
Wealth Management	3,120	3,165	3,205	(1%)	(3%)	9,486	9,587	(1%)
Investment Management	599	640	551	(6%)	9%	1,869	1,672	12%
Intersegment Eliminations	(113)	(114)	(108)	1%	(5%)	(328)	(343)	4%
Non-interest expenses (1)	$7,322	$7,341	$7,021	--	4%	$21,994	$22,179	(1%)

Income (loss) before taxes
Institutional Securities	$1,307	$1,463	$1,556	(11%)	(16%)	$4,365	$5,480	(20%)
Wealth Management	1,238	1,243	1,194	--	4%	3,669	3,511	5%
Investment Management	165	199	102	(17%)	62%	538	390	38%
Intersegment Eliminations	0	(2)	(1)	*	*	(4)	(1)	*
Income (loss) before taxes	$2,710	$2,903	$2,851	(7%)	(5%)	$8,568	$9,380	(9%)

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,073	$1,121	$1,120	(4%)	(4%)	$3,565	$4,204	(15%)
Wealth Management	962	953	913	1%	5%	2,839	2,703	5%
Investment Management	138	128	80	8%	73%	402	311	29%
Intersegment Eliminations	0	(1)	(1)	*	*	(3)	(1)	(200%)
Net Income (loss) applicable to Morgan Stanley	$2,173	$2,201	$2,112	(1%)	3%	$6,803	$7,217	(6%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$2,060	$2,031	$2,019	1%	2%	$6,427	$6,861	(6%)

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)
	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change

Financial Metrics:

Earnings per basic share	$1.28	$1.24	$1.19	3%	8%	$3.94	$3.99	(1%)
Earnings per diluted share	$1.27	$1.23	$1.17	3%	9%	$3.89	$3.92	(1%)

Return on average common equity	11.2%	11.2%	11.5%			11.8%	13.1%
Return on average tangible common equity	12.9%	12.8%	13.2%			13.5%	15.1%

Book value per common share	$45.49	$44.13	$40.67			$45.49	$40.67
Tangible book value per common share	$39.73	$38.44	$35.50			$39.73	$35.50

Excluding intermittent net discrete tax provision / benefit (1)(2)
Adjusted earnings per diluted share	$1.21	$1.23	$1.17	(2%)	3%	$3.77	$3.87	(3%)
Adjusted return on average common equity	10.7%	11.2%	11.5%			11.5%	13.0%
Adjusted return on average tangible common equity	12.3%	12.8%	13.2%			13.1%	14.9%

Financial Ratios:

Pre-tax profit margin	27%	28%	29%			28%	30%
Compensation and benefits as a % of net revenues	44%	44%	44%			45%	44%
Non-compensation expenses as a % of net revenues	29%	27%	27%			27%	26%
Firm expense efficiency ratio	73%	72%	71%			72%	70%
Effective tax rate from continuing operations (1)(2)	18.2%	22.6%	24.4%			19.1%	21.9%

Statistical Data:

Period end common shares outstanding (millions)	1,624	1,659	1,726	(2%)	(6%)
Average common shares outstanding (millions)
Basic	1,604	1,634	1,697	(2%)	(5%)	1,632	1,719	(5%)
Diluted	1,627	1,655	1,727	(2%)	(6%)	1,653	1,749	(5%)

Worldwide employees	60,532	59,513	59,835	2%	1%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change

Regional revenues
Americas	$7,489	$7,526	$7,357	--	2%	$22,336	$22,989	(3%)
EMEA (Europe, Middle East, Africa)	1,409	1,576	1,355	(11%)	4%	4,687	4,892	(4%)
Asia	1,134	1,142	1,160	(1%)	(2%)	3,539	3,678	(4%)
Consolidated net revenues	$10,032	$10,244	$9,872	(2%)	2%	$30,562	$31,559	(3%)

Balance sheet

Deposits	$180,738	$176,593	$175,185	2%	3%
Total assets	$902,604	$891,959	$865,517	1%	4%
Global liquidity reserve	$226,923	$221,792	$214,848	2%	6%
Long-term debt outstanding	$192,362	$196,072	$189,949	(2%)	1%
Maturities of long-term debt outstanding (next 12 months)	$23,498	$26,621	$24,122	(12%)	(3%)

Common equity	$73,862	$73,204	$70,183	1%	5%
Less: Goodwill and intangible assets	(9,350)	(9,433)	(8,918)	(1%)	5%
Tangible common equity	$64,512	$63,771	$61,265	1%	5%

Preferred equity	$8,520	$8,520	$8,520	--	--

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change

Average Common Equity
Institutional Securities	$40.4	$40.4	$40.8	--	(1%)	$40.4	$40.8	(1%)
Wealth Management	18.2	18.2	16.8	--	8%	18.2	16.8	8%
Investment Management	2.5	2.5	2.6	--	(4%)	2.5	2.6	(4%)
Parent	12.3	11.5	10.0	7%	23%	11.4	9.4	21%
Firm	$73.4	$72.6	$70.2	1%	5%	$72.5	$69.6	4%

Regulatory Capital

Common Equity Tier 1 capital	$64.4	$64.0	$61.8	1%	4%
Tier 1 capital	$73.1	$72.7	$70.3	1%	4%

Standardized Approach
Risk-weighted assets	$398.3	$391.5	$370.7	2%	7%
Common Equity Tier 1 capital ratio	16.2%	16.3%	16.7%
Tier 1 capital ratio	18.4%	18.6%	19.0%

Advanced Approach
Risk-weighted assets	$389.3	$384.0	$357.1	1%	9%
Common Equity Tier 1 capital ratio	16.5%	16.7%	17.3%
Tier 1 capital ratio	18.8%	18.9%	19.7%

Leverage-based capital
Tier 1 leverage ratio	8.2%	8.4%	8.2%
Supplementary Leverage Ratio	6.3%	6.5%	6.4%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change
Revenues:

Advisory	$550	$506	$510	9%	8%	$1,462	$1,702	(14%)
Equity	401	546	441	(27%)	(9%)	1,286	1,403	(8%)
Fixed income	584	420	508	39%	15%	1,410	1,566	(10%)
Underwriting	985	966	949	2%	4%	2,696	2,969	(9%)
Investment Banking	1,535	1,472	1,459	4%	5%	4,158	4,671	(11%)

Equity	1,991	2,130	2,019	(7%)	(1%)	6,136	7,047	(13%)
Fixed Income	1,430	1,133	1,179	26%	21%	4,273	4,441	(4%)
Other	34	41	(68)	(17%)	*	92	(198)	*
Sales & Trading	3,455	3,304	3,130	5%	10%	10,501	11,290	(7%)

Investments	(18)	194	96	*	*	257	234	10%
Other	51	143	244	(64%)	(79%)	416	548	(24%)

Net revenues	5,023	5,113	4,929	(2%)	2%	15,332	16,743	(8%)

Compensation and benefits	1,768	1,789	1,626	(1%)	9%	5,376	5,779	(7%)
Non-compensation expenses	1,948	1,861	1,747	5%	12%	5,591	5,484	2%
Total non-interest expenses	3,716	3,650	3,373	2%	10%	10,967	11,263	(3%)

Income (loss) before taxes	1,307	1,463	1,556	(11%)	(16%)	4,365	5,480	(20%)
Net income (loss) applicable to Morgan Stanley (1)	$1,073	$1,121	$1,120	(4%)	(4%)	$3,565	$4,204	(15%)

Pre-tax profit margin	26%	29%	32%			28%	33%
Compensation and benefits as a % of net revenues	35%	35%	33%			35%	35%
Non-compensation expenses as a % of net revenues	39%	36%	35%			36%	33%

Return on Average Common Equity	10%	10%	10%			11%	13%
Return on Average Tangible Common Equity (2)	10%	10%	10%			11%	13%

Trading VaR (Average Daily 95% / One-Day VaR) (3)	$42	$46	$42

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30,2018	Change
Revenues:
Asset management	2,639	2,544	2,573	4%	3%	7,544	7,582	(1%)
Transactional	595	728	698	(18%)	(15%)	2,140	2,136	--
Net interest income	1,043	1,016	1,070	3%	(3%)	3,189	3,182	--
Other	81	120	58	(33%)	40%	282	198	42%
Net revenues	4,358	4,408	4,399	(1%)	(1%)	13,155	13,098	--

Compensation and benefits	2,340	2,382	2,415	(2%)	(3%)	7,184	7,221	(1%)
Non-compensation expenses	780	783	790	--	(1%)	2,302	2,366	(3%)
Total non-interest expenses	3,120	3,165	3,205	(1%)	(3%)	9,486	9,587	(1%)

Income (loss) before taxes	1,238	1,243	1,194	--	4%	3,669	3,511	5%
Net income (loss) applicable to Morgan Stanley (1)	$962	$953	$913	1%	5%	$2,839	$2,703	5%

Pre-tax profit margin	28%	28%	27%			28%	27%
Compensation and benefits as a % of net revenues	54%	54%	55%			55%	55%
Non-compensation expenses as a % of net revenues	18%	18%	18%			17%	18%

Return on Average Common Equity	21%	20%	21%			20%	21%
Return on Average Tangible Common Equity (2)	37%	36%	39%			36%	38%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018

Wealth Management Metrics

Wealth Management representatives	15,553	15,633	15,655	(1%)	(1%)

Annualized revenue per representative (000's)	$1,118	$1,125	$1,125	(1%)	(1%)

Client assets (billions)	$2,565	$2,570	$2,496	--	3%
Client assets per representative (millions)	$165	$164	$159	1%	4%
Client liabilities (billions)	$86	$84	$83	2%	4%

Fee-based client assets (billions)	$1,186	$1,159	$1,120	2%	6%
Fee-based asset flows (billions)	$15.5	$9.8	$16.2	58%	(4%)
Fee-based assets as a % of client assets	46%	45%	45%

Retail locations	590	589	595	--	(1%)

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change
Revenues:
Asset management	$664	$612	$604	8%	10%	$1,893	$1,840	3%
Investments (1)	105	247	40	(57%)	163%	543	172	*
Other	(5)	(20)	9	75%	*	(29)	50	*
Net revenues	764	839	653	(9%)	17%	2,407	2,062	17%

Compensation and benefits	319	360	269	(11%)	19%	1,049	845	24%
Non-compensation expenses	280	280	282	--	(1%)	820	827	(1%)
Total non-interest expenses	599	640	551	(6%)	9%	1,869	1,672	12%

Income (loss) before taxes	165	199	102	(17%)	62%	538	390	38%
Net income (loss) applicable to Morgan Stanley (2)	$138	$128	$80	8%	73%	$402	$311	29%

Pre-tax profit margin	22%	24%	16%			22%	19%
Compensation and benefits as a % of net revenues	42%	43%	41%			44%	41%
Non-compensation expenses as a % of net revenues	37%	33%	43%			34%	40%

Return on Average Common Equity	22%	20%	12%			22%	16%
Return on Average Tangible Common Equity (3)	36%	33%	19%			35%	25%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018	Sep 30, 2019	Sep 30, 2018	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$2.1	$1.4	$1.6	50%	31%	$4.9	$6.9	(29%)
Fixed Income	2.3	1.3	1.6	77%	44%	2.4	0.1	*
Alternative / Other	(0.2)	2.2	(0.2)	*	--	1.4	1.0	40%
Long-Term Net Flows	4.2	4.9	3.0	(14%)	40%	8.7	8.0	9%

Liquidity	9.1	3.0	(9.8)	*	*	6.3	(27.7)	*

Total net flows	$13.3	$7.9	$(6.8)	68%	*	$15.0	$(19.7)	*

Assets under management or supervision by asset class (2)
Equity	$126	$128	$117	(2%)	8%
Fixed Income	74	71	71	4%	4%
Alternative / Other	135	135	133	--	2%
Long‐Term Assets Under Management or Supervision	335	334	321	--	4%

Liquidity	172	163	150	6%	15%

Total Assets Under Management or Supervision	$507	$497	$471	2%	8%

Share of minority stake assets	$6	$6	$7	--	(14%)

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018

Institutional Securities

Loans:
Corporate (1)	$13.3	$13.3	$12.0	--	11%
Secured lending facilities	27.7	24.9	18.8	11%	47%
Commercial & residential real estate	10.5	11.7	11.8	(10%)	(11%)
Securities-based lending and other	7.4	8.0	7.9	(8%)	(6%)

Total Loans	58.9	57.9	50.5	2%	17%

Lending Commitments	108.6	114.0	97.9	(5%)	11%

Institutional Securities Loans and Lending Commitments (2)	$167.5	$171.9	$148.4	(3%)	13%

Wealth Management

Loans:
Securities-based lending and other	$47.4	$45.5	$44.4	4%	7%
Residential real estate	29.2	28.6	26.7	2%	9%

Total Loans	76.6	74.1	71.1	3%	8%

Lending Commitments	11.7	12.3	10.7	(5%)	9%

Wealth Management Loans and Lending Commitments (3)	$88.3	$86.4	$81.8	2%	8%

Consolidated Loans and Lending Commitments (4)	$255.8	$258.3	$230.2	(1%)	11%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2019	Jun 30, 2019	Sep 30, 2018	Jun 30, 2019	Sep 30, 2018

U.S. Bank assets	$211.0	$205.9	$203.2	2%	4%

Institutional Securities U.S. Bank loans
Corporate (1)	$6.9	$6.6	$7.0	5%	(1%)
Secured lending facilities	25.0	22.2	17.7	13%	41%
Commercial & residential real estate	9.8	10.7	10.9	(8%)	(10%)
Securities-based lending and other	5.7	6.2	5.3	(8%)	8%
Total loans	$47.4	$45.7	$40.9	4%	16%

Wealth Management U.S. Bank loans
Securities-based lending and other	$47.4	$45.5	$44.4	4%	7%
Residential real estate	29.2	28.6	26.7	2%	9%
Total loans	$76.6	$74.1	$71.1	3%	8%

U.S. Bank loans	$124.0	$119.8	$112.0	4%	11%

U.S. Bank investment securities portfolio (2)	$70.7	$70.7	$60.5	--	17%

U.S. Bank deposits	$179.6	$175.8	$174.4	2%	3%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow better comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-
Earnings per diluted share, excluding intermittent net discrete tax provision / benefit represents net income (loss) applicable to Morgan Stanley, adjusted for the impact of the intermittent net discrete tax provision / benefit, less preferred dividends divided by the average number of diluted shares outstanding.

-
The return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley less preferred dividends as a percentage of average common equity and average tangible common equity, respectively.

-
The return on average common equity and the return on average tangible common equity excluding intermittent net discrete tax provision / benefit are adjusted in both the numerator and the denominator to exclude the intermittent net discrete tax provision / benefit.

-
Segment return on average common equity and return on average tangible common equity represents full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

-	Tangible common equity represents common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

Definition of Performance Metrics and Terms

Page 1:
(a)	Net income (loss) applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(b)	Earnings (loss) applicable to Morgan Stanley common shareholders represents net income (loss) applicable to Morgan Stanley, less preferred dividends.

Page 2:
(a)	Book value per common share represents common equity divided by period end common shares outstanding.
(b)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

Page 3:
(a)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2018 (2018 Form 10-K).

(b)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(c)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.

Page 4:
(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital framework is based on the Firm's regulatory capital requirements.  The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment, for example, to incorporate changes in stress testing or enhancements to modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Annual Report on Form 10-K for the year ended December 31, 2018 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

(b)
The Firm's risk-based capital ratios for purposes of determining regulatory compliance are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk and market risk risk-weighted assets (RWAs) (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At September 30, 2019, the Firm's ratios are based on the Standardized Approach.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2018 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended June 30, 2019.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)	Institutional Securities Sales & Trading net revenues includes trading, net interest income (interest income less interest expense), asset management, commissions and fees revenues.
(b)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period.  Effective for the quarter ended September 30, 2019, the Firm changed its VaR model primarily in preparation for updates to regulatory rules and we believe the resulting VaR continues to accurately measure our market risk. The previous model used four years of historical data with a volatility adjustment to reflect current market conditions, the new model uses one year of unadjusted historical data. Prior periods VaR amounts have not been recast to reflect the new model. The difference in Trading VaR for 3Q19 between the new model ($42 million) and old model ($43 million) was not significant.  Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2018 Form 10-K.

Definition of Performance Metrics and Terms

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.

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(a)	The average annualized revenue per representative metric represents annualized net revenues divided by average representative headcount.
(b)	Client assets per representative represents total client assets divided by period end representative headcount.
(c)	Client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(d)	Fee-based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(e)	Fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.

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(a)	Other revenues for the Investment Management segment includes investment banking, trading, net interest and other revenues.

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(a)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)	Secured lending facilities include loans provided to clients to warehouse loans secured by underlying real estate or other assets.
(c)
The Institutional Securities business segment engages in securities-based and other lending activity, which includes corporate loans purchased in the secondary market, financing extended to commodities customers, and loans to municipalities.

(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

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(a)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

Supplemental Quantitative Details and Calculations

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(1)	The Firm non-interest expenses by category are as follows:

	3Q19	2Q19	3Q18	3Q19 YTD	3Q18 YTD
Compensation and benefits	$4,427	$4,531	$4,310	$13,609	$13,845

Non-compensation expenses:
Occupancy and equipment	353	353	351	1,053	1,033
Brokerage, clearing and exchange fees	637	630	559	1,860	1,795
Information processing and communications	557	538	513	1,627	1,487
Marketing and business development	157	162	152	460	471
Professional services	531	537	570	1,582	1,660
Other	660	590	566	1,803	1,888
Total non-compensation expenses	2,895	2,810	2,711	8,385	8,334

Total non-interest expenses	$7,322	$7,341	$7,021	$21,994	$22,179

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(1)
The quarter ended September 30, 2019 included intermittent net discrete tax benefits of $89 million primarily associated with the filing of the 2018 federal tax return and the remeasurement of reserves and related interest due to new information with regard to multi-jurisdiction tax examinations.  The nine months ended September 30, 2019 and September 30, 2018 included intermittent net discrete tax benefits of $190 million and $92 million, respectively, primarily associated with the remeasurement of reserves and related interest due to new information with regard to multi-jurisdiction tax examinations and other matters.

The following sets forth the impact of the intermittent net discrete tax items to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	3Q19	3Q19 YTD	3Q18 YTD
Earnings per diluted share impact	$0.06	$0.12	$0.05
Return on average common equity impact	0.5%	0.3%	0.1%
Return on average tangible common equity impact	0.6%	0.4%	0.2%
The quarter ended September 30, 2018 and the quarter ended June 30, 2019 did not have any material intermittent discrete tax items.
(2)
The income tax consequences related to employee share-based payments, which are recurring-type tax items, are recognized in Provision for income taxes in the consolidated income statement, and may be either a benefit or a provision.  Conversion of employee share-based awards to Firm shares will primarily occur in the first quarter of each year.  The impacts of recognizing excess tax benefits upon conversion of awards, in the applicable quarter and year-to-date amounts, are as follows: 2Q19: $20 million, 3Q19 YTD: $127 million and 3Q18 YTD: $164 million.  The impact of intermittent net discrete tax provisions and benefits reflected above do not include the recurring-type discrete tax benefits related to employee share‐based payments as we anticipate conversion activity each year.

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(1)
For the quarter ended September 30, 2019, the Institutional Securities segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $67 million primarily associated with the filing of the 2018 federal tax return and the remeasurement of reserves and related interest due to new information with regard to multi‐jurisdiction tax examinations. The nine months ended September 30, 2019 and September 30, 2018 included intermittent net discrete tax benefits of $168 million and $88 million, respectively, primarily associated with the remeasurement of reserves and related interest due to new information with regard to multi‐jurisdiction tax examinations and other matters.

(2)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  3Q19: $536mm;  2Q19: $536mm;  3Q19 YTD: $536mm;  3Q18: $641mm;  3Q18 YTD: $641mm

(3)
Effective for the quarter ended September 30, 2019, the Firm changed its VaR model primarily in preparation for updates to regulatory rules and we believe the resulting VaR continues to accurately measure our market risk. The previous model used four years of historical data with a volatility adjustment to reflect current market conditions, the new model uses one year of unadjusted historical data. Prior periods VaR amounts have not been recast to reflect the new model. The difference in Trading VaR for 3Q19 between the new model ($42 million) and old model ($43 million) was not significant.

Supplemental Quantitative Details and Calculations

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(1)
For the quarter and nine months ended September 30, 2019, the Wealth Management segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $13 million primarily associated with the filing of the 2018 federal tax return.

(2)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  3Q19: $8,088mm;  2Q19: $8,088mm;  3Q19 YTD: $8,088mm;  3Q18: $7,604mm;  3Q18 YTD: $7,604mm

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(1)
Includes investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to nonredeemable noncontrolling interests.

(2)
For the quarter and nine months ended September 30, 2019, the Investment Management segment net income applicable to Morgan Stanley included intermittent net discrete tax benefits of $9 million primarily associated with the filing of the 2018 federal tax return.

(3)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction.  The adjustments are as follows:  3Q19: $940mm;  2Q19: $940mm;  3Q19 YTD: $940mm;  3Q18: $950mm;  3Q18 YTD: $950mm

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(1) Net Flows by region for the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018 were:
North America: $6.4 billion, $4.3 billion and $(10.2) billion
International: $6.9 billion, $3.6 billion and $3.4 billion
(2) Assets under management or supervision by region for the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018 were:
North America: $282 billion, $277 billion and $265 billion
International: $225 billion, $220 billion and $206 billion

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(1) Corporate loans in the Institutional Securities segment represents relationship and event lending.
(2)
For the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018, Institutional Securities recorded a provision (release) for credit losses of $31 million, $4 million and $(2) million, respectively, related to loans, and a provision for credit losses of $18 million, $10 million and $1 million, respectively, related to lending commitments.

(3)
For the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018, Wealth Management recorded a provision for credit losses of $3 million, $3 million and $3 million, respectively, related to loans.  For the quarters ended September 30, 2019 and June 30, 2019, Wealth Management recorded a provision (release) for credit losses of $(1) million and $1 million, respectively, related to lending commitments.  For the quarter ended September 30, 2018, there was no material provision recorded by Wealth Management related to lending commitments.

(4)
For the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018, Investment Management reflected loan balances of $42 million, $27 million and $1.2 billion, respectively, and lending commitments of $164 million in the quarter ended September 30, 2018, which are not included in the Consolidated Loans and Lending Commitments balance.

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(1) Corporate loans in the Institutional Securities segment represents relationship and event lending.
(2)
For the quarters ended September 30, 2019, June 30, 2019 and September 30, 2018, the U.S. Bank investment securities portfolio included held to maturity investment securities of $26.7 billion, $27.2 billion and $19.0 billion, respectively.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 17, 2019.